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                                                        EXHIBIT 23

                    PUBLIC SERVICE ELECTRIC AND GAS COMPANY

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statements Nos. 33-49367, 33-50199, 33-51309 and 33-52435 of Public
Service Electric and Gas Company on Forms S-3 of our report dated February 14, 1996 appearing in this Annual Report on Form 10-K of Public Service Electric and Gas Company for the year ended December 31, 1995.

DELOITTE & TOUCHE LLP

Parsippany, New Jersey
February 22, 1996